                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2003

                         Commission File Number 1-14959

                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)


         Wisconsin                                      39-0971239
 (State of Incorporation)                      (IRS Employer Identification No.)

                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)


                                 (414) 358-6600
                         (Registrant's Telephone Number)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
On December 15, 2003, Brady Corporation (the "Company") issued a press release announcing that David Mathieson has been named Vice President and Chief Financial Officer. Mr. Mathieson succeeds David Schroeder as Chief Financial Officer, Mr. Schroeder has decided to leave the Company to become the Chief Executive Officer of Intermatic, Inc., Spring Grove, Illinois on January 1, 2004.

A copy of the press release is attached as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.

99.1     Press Release dated December 15, 2003.

                                   SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRADY CORPORATION
                                             (Registrant)

Date: December 15, 2003                      /s/ Frank M. Jaehnert
                                             ----------------------------------
                                             Frank M. Jaehnert
                                             President and Chief Executive
                                             Officer

                                 Exhibit Index


Exhibit No.             Description
-----------             -----------

   99.1                 Press Release dated December 15, 2003.